Exhibit 10.1

AGREEMENT

THIS AGREEMENT, dated as of January 15, 2015, by and between EV CHARGING USA, INC., a Nevada corporation (the “Corporation”), and RICHARD S. ASTROM (“Astrom”),

WITNESSETH:

WHEREAS, on October 27, 2014, the Corporation made a Convertible Promissory Note in the principal amount of $400,000.00 in favor of Astrom (the “Note”), of which $375,000 is outstanding; and

WHEREAS, the Note is due on October 27, 2015; and

WHEREAS, the Corporation has requested of Astrom that the date on which the Note is due be extended to March 31, 2016; and

WHEREAS, Astrom is willing so to extend the date on which the Note is due,

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Change of Due Date. The date on which the Note is due is hereby extended to March 31, 2016. Except with respect to its due date, the Note shall continue in full force and effect in accordance with its terms. All agreements between the Corporation and Astrom which make reference to the original due date of the Note shall be deemed amended to refer to the extended due date agreed to herein.

2.     Pledge Agreement. The Pledge Agreement, dated October 27, 2014, by and between the Corporation and Astrom shall continue in full force and effect and the Note, with its due date extended as provided herein, shall continue to be secured thereby.

3.      Marking of Note; Affixing Copy of this Agreement. Astrom shall prominently mark the first page of the Note with the legend “See Notice of Extended Due Date Below Signature” and shall type the following legend beneath the signature to the Note:

UNDER AN AGREEMENT BETWEEN THE MAKER AND THE PAYEE, DATED JANUARY 15, 2015, THE MATURITY DATE OF THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN EXTENDED TO MARCH 31, 2016. A COPY OF SAID AGREEMENT IS AFFIXED TO THIS CONVERTIBLE PROMISSORY NOTE, OR, IF NOT SO AFFIXED, MAY BE OBTAINED AT THE OFFICES OF THE MAKER.

Astrom shall deliver a copy of the Note, legended as provided above and with a copy of this Agreement attached, to the Corporation.

4.     Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.     Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

6.     Defined Terms. Terms used in this instrument that are defined in the Note, but not herein, shall have the meanings ascribed to them therein.

7.     Successors and Assigns. This Agreement shall be binding upon and assigns of the shall inure to the benefit of the parties and their respective heirs, administrators, successors and assigns.

8.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). Each of the Parties hereby:

      irrevocably consents and submit to the jurisdiction of the Courts of the State of Florida and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between the Parties or their conduct in connection with this Agreement or otherwise shall be heard only in the courts described above; and

      WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

EV CHARGING USA, INC.	/s/ Richard S. Astrom
Richard S. Astrom
By: /s/ Brian C. Howe
Brian C. Howe
President